Revenue	12 Months Ended
Dec. 31, 2020
Revenue from Contract with Customer [Abstract]
Revenue
14.	Revenue
Revenue from sales of office products, such as office MFDs and laser printers, and imaging system products, such as digital cameras and inkjet printers, is recognized upon shipment or delivery, depending upon when the customer obtains controls of these products.
Revenue from sales of equipment that are sold with customer acceptance provisions related to their functionality including optical equipment such as semiconductor lithography equipment and FPD lithography equipment, and certain medical equipment such as CT systems and MRI systems, is recognized when the equipment is installed at the customer site and the agreed-upon specifications are objectively satisfied.
Most of Canon’s service revenue is generated from maintenance service in the office and medical system products which is recognized over time. For the service contracts of office products, the customer typically pays a variable amount based on usage, a stated fixed fee or a stated base fee plus a variable amount which frequently include the provision of consumables as well as break fix activities. The majority portion of service revenue from the office products is recognized as billed since the invoiced amount directly correlates with the value to the customer of the underlying performance obligation to date. For the service contracts of medical system products, the customer typically pays a stated fixed fee for the stand ready maintenance service and revenue is recognized ratably over the contract period.
The majority of service arrangements for office products are executed in combination with related products. Transaction prices for products and services need to be allocated to each performance obligation on a relative standalone selling price basis where judgements are required. Canon estimates the standalone selling price using a range of prices that would meet the allocation objective based on all the information that is reasonably available including market conditions and other observable inputs. If transaction prices of the product or service contracts are not within the acceptable range then the revenue is subject to allocation based on the estimated standalone selling prices. Canon recognizes the incremental costs of obtaining a contract as an expense when related office products are sold.
Revenue from sales of certain industrial equipment which do not have alternative use and for which Canon has enforceable right to payment to the customers for the performance completed to date is recognized over time with progress towards completion measured using the cost based input method as the basis to recognize revenue and an estimated margin. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses become evident. Changes in job performance, job conditions, estimated margin and final contract settlements may result in revisions to projected costs and revenue and are recognized in the period in which the revisions to estimates are identified and the amounts can be reasonably estimated. Factors that may affect future project costs and margins include, production efficiencies, availability and costs of labor and materials. These factors can impact the accuracy of our estimates and materially impact future reported revenue and cost of sales.
The transaction prices that Canon is entitled to receive in exchange for transferring goods or services to the customer include certain forms of variable consideration, including product discounts, customer promotions and volume-based rebates mainly for imaging system products, which are sold predominantly through distributors and retailers. Canon includes estimated amounts in the transaction price only to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is resolved. Variable considerations are estimated based upon historical trends and other known factors at the time of sale, and are subsequently adjusted in each period based on current information. In addition, Canon may provide a right of return on our products for a short time period after a sale. These rights are accounted for as variable consideration when determining the transaction price, and accordingly Canon recognizes revenue based on the estimated amount to which Canon expects to be entitled after considering expected returns.
Disaggregated revenue by timing is as follows. Disaggregated revenue by business unit, product and geographic area are described in Note 22.

	Office	Imaging System	Medical System	Industry and Others	Corporate and eliminations	Consolidated
	(Millions of yen)
2020:
Revenue recognized at a point in time	958,698	701,658	287,849	527,120	(83,094)	2,392,231
Revenue recognized over time	481,514	10,580	148,225	127,693	—	768,012

Total	1,440,212	712,238	436,074	654,813	(83,094)	3,160,243

	Office	Imaging System	Medical System	Industry and Others	Corporate and eliminations	Consolidated
	(Millions of yen)
2019:
Revenue recognized at a point in time	1,187,284	793,832	290,702	582,178	(93,180)	2,760,816
Revenue recognized over time	564,823	13,582	147,823	106,255	—	832,483

Total	1,752,107	807,414	438,525	688,433	(93,180)	3,593,299

	Office	Imaging System	Medical System	Industry and Others	Corporate and eliminations	Consolidated
	(Millions of yen)
2018:
Revenue recognized at a point in time	1,286,079	957,518	305,457	635,929	(106,318)	3,078,665
Revenue recognized over time	582,276	12,917	132,121	145,958	—	873,272

Total	1,868,355	970,435	437,578	781,887	(106,318)	3,951,937

Revenue recognized over time includes primarily revenue from maintenance service in the office and medical system products and sales of certain industrial equipment which do not have alternative use and for which Canon has enforceable right to payment to the customers for the performance completed to date.
Canon recognizes contract assets primarily for unbilled receivables mainly arising from services contracts for office products. Contract assets at December 31, 2020 and 2019 were ¥42,752 million and ¥43,783 million, respectively, and are included in prepaid expenses and other current assets in the consolidated balance sheets.
Canon typically bills to the customer when the performance obligation is satisfied and collects the payment in relatively short term except for certain maintenance service of office and medical products and certain industrial equipment for which Canon occasionally receives the payment in advance from customers. The amount received in excess of revenue recognized is recognized as deferred revenue until the performance obligation for distinct goods or services are satisfied. Deferred revenue at December 31, 2020 and 2019 were ¥135,455 million and ¥113,030 million, respectively, and are included in other current liabilities in the accompanying consolidated balance sheets. Revenue recognized for the year ended December 31, 2020, which had been included in the deferred revenue balance at December 31, 2019, was ¥79,042 million.
Remaining performance obligations for products and equipment at December 31, 2020 primarily arise from the sales of certain industrial equipment, amounting to ¥235,825 million, 89% of which is expected to be recognized as revenue within one year and remaining 11% is within two years. Disclosure of remaining performance obligations is not required for the majority of services since the related revenue is recognized on an as billed basis applying the right to invoice practical expedient or is generated from the contracts with original expected duration of less than one year. The portion of fixed maintenance service contract for office and medical products with original expected duration of more than one year is approximately 12% of total service revenue and the average remaining period for these fixed contracts as of December 31, 2020 is about two years.
Taxes collected from customers and remitted to governmental authorities are excluded from revenues in the consolidated statements of income.